EXHIBIT 10.5

SUBSCRIPTION AGREEMENT

HQHealthQuest Medical & Wellness Center, Ltd.
c/o Stephen Swift
5158 Oak Leaf Drive
Tulsa, OK 74131

Ladies and Gentlemen:

This letter shall serve as the agreement of the undersigned subscriber (the “Subscriber”) to acquire shares of the Class A Convertible Preferred Stock (“Stock”) in HQHealthQuest Medical & Wellness Center, Ltd., an Oklahoma corporation (herein referred to as the “Company”).

The subscription (“Subscription”) of the Subscriber in the Company is $____________ which will entitle the Subscriber to _____________ (             ) shares of Stock and the Subscriber hereby tenders funds in the full amount due for the Subscription.  The Company has the right to utilize all amounts received for Subscriptions immediately upon receipt, for general corporate purposes and for the purposes set forth in the Company=s Confidential Business Presentation dated March 2005 (the “APlan”).

The Company intends to utilize the proceeds of the Subscription to finance activities associated with implementing the proposed business plan of the Company as more fully described in the Plan.  Prior to investing herein, each Subscriber has been provided a copy of the Plan and all exhibits thereto.  Subscribers should review the Plan and the exhibits thereto to familiarize themselves with the anticipated operations and projections of, as well as the risks associated with an investment in, the Company.  However, Subscribers acknowledge that the proposed activities (including but not limited to the financial projections) described in the Plan are tentative, still being formulated and subject to change without notice.

As a condition to investing in the Company, the undersigned Subscriber hereby represents that the undersigned:  (i) has received a copy of the Shareholders’ Agreement entered among the Company and the shareholders of the Company on February 8, 2005 (the “Agreement”); (ii) has had sufficient opportunity to obtain legal counsel in regard to the Agreement; (iii) approves the terms and conditions in the Agreement;  and (iv) agrees to execute an Addendum to that Agreement reflecting the undersigned’s agreement be bound by the terms of the Shareholders’ Agreement.

As an additional condition to investing in the Company, the undersigned Subscriber hereby further represents as follows:

l.           The Subscriber has received a copy of the Plan, and by reason of such material and as a result of the undersigned’s prior relationship with, and ability to meet with and ask questions of, the Company’s management, the undersigned is familiar with the Company and understands that it has only recently been formed, that it commenced operations in September of 2005, and has fully considered for purposes of this investment the risks associated therewith.  Specifically, the Subscriber has considered (a) the speculative nature of both the Subscription and the acquisition of the Stock as an investment, which involve a risk of loss by the undersigned of the undersigned’s entire investment therein; (b) there will be no public market for the Stock, there will be substantial restrictions on the transferability of the Stock, and, therefore, it may be difficult or impossible at times for the undersigned to liquidate any investment in the Company; and (c) the Company has a very brief operating history and no net income.

2.           The undersigned is aware that no federal or state agency has made any review of the Company or its operations or any fact related to the Company=s private placement of the Stock, or any findings or determination as to the fairness of the terms of the Stock as an investment, the adequacy of the disclosure of information provided to the undersigned, nor any recommendation or endorsement of the Stock as an investment, and the undersigned must forego the security, if any, that such a review would provide.

3.           The undersigned, if an individual, satisfies one or more of the criteria specified below (please check appropriate space):

____  (a)  The undersigned (i) is at least 21 years of age and a bona fide resident of the State of ______________ and has no present intention of becoming a resident of any other state or jurisdiction; and (ii) either (x) has a personal net worth, or joint net worth with the undersigned’s spouse (including home, furnishings and automobiles) in excess of $1,000,000; or (y) has had individual income in excess of $200,000 in each of the past two years and reasonably expects income in excess of $200,000 in the current year, or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year; or

____  (b)  The undersigned is (i) is at least 21 years of age and a bona fide resident of the State of _____________, and has no present intention of becoming a resident of any other state or jurisdiction; and (ii) either (x) has a personal net worth, or joint net worth with the undersigned’s spouse (including home, furnishings and automobiles) in excess of $500,000; or (y) has had individual income in excess of $100,000 in each of the past two years and reasonably expects income in excess of $100,000 in the current year, or joint income with the undersigned’s spouse in excess of $200,000 in each of those years and a reasonable expectation of reaching the same income level in the current year; and (iii) the investment in the Stock by the undersigned does not exceed 10% of the undersigned=s personal net worth or joint net worth with the undersigned=s spouse.

The undersigned, if signing other than on his of her own behalf, represents that the entity on whose behalf the investment in the Company is being made, satisfies one or more of the following:

____  (c)  The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the interests in the Company offered, with total assets in excess of $5,000,000;

____  (d)  The undersigned is bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended, or a savings and loan association ad defined in Section 3(a)(5)(A) of such Act;

____  (e)  The undersigned is an insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended;

____  (f)  The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____  (g)  The undersigned is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____  (h)  The undersigned is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

____  (i)  The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person of such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

____  (j)  The undersigned is an entity in which all of the equity owners are entities or individuals designated under the above subparagraphs.

4.           The undersigned recognizes and acknowledges the speculative nature and risks of loss associated with business investments in general and that the Stock constitutes an investment which is suitable and consistent with the Subscriber’s overall investment program and that the Subscriber’s financial situation enables the Subscriber to bear the risks of this investment for an indefinite period of time, which may include the total loss of all contributions made to the Company.  The undersigned is acquiring the Stock solely for the Subscriber’s own account, and not with the intent to transfer or assign the Stock.

5.           THE SECURITIES REPRESENTED BY THE STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE OKLAHOMA SECURITIES ACT OR ANY OTHER STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE RESOLD, ASSIGNED OR TRANSFERRED BY A PURCHASER THEREOF WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, THE OKLAHOMA SECURITIES ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAW OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE IN THE OPINION OF COUNSEL TO THE COMPANY.  THIS IS A LIMITED OFFERING TO BE MADE ONLY PURSUANT TO EXEMPTIONS PROVIDED BY THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE AGENCY HAS PASSED UPON THE VALUE OF THESE SECURITIES, APPROVED OR DISAPPROVED THIS OFFERING OR PASSED UPON THE ADEQUACY OR ACCURACY OF ANY INFORMATION PROVIDED TO THE UNDERSIGNED.

6.           In making the undersigned’s decision to invest in the Company, the Subscriber has relied upon independent investigations made by the Subscriber or the Subscriber’s representatives, including professional tax and business advisors, and the Subscriber and such representatives have been given the opportunity to examine all relevant documents and to ask questions of, and to receive answers from, the management of the Company or any person(s) acting on the Company’s behalf concerning the terms and conditions of the offering or any other matter related to the Company, and to obtain any additional information necessary to verify the accuracy of the information sought.

7.           The undersigned acknowledges that the Company and its management will rely upon the representations, warranties, agreements and understandings made herein in its decision whether to accept the Subscription of the undersigned and that the foregoing representations, warranties, agreements and understandings shall survive the issuance of the Stock.

SIGNED to be delivered in Tulsa, Oklahoma, this ____ day of ____________, 2006.

Signature
address

Please Print Name

Indicate how you prefer the stock to be titled

Signature of Spouse
(necessary only if you desire for the Stock to be held jointly with your spouse)

Please Print Spouse’s Name

Social Security or Tax Identification Number	Spouse's Social Security Number (necessaryonly if the Stock will also be held in spouse’s name)

(Please print or type the exact name or names in which the Company shall record the Stock on its books)

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